Exhibit 10.12

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM DIVISION OF BUSINESS AND FINANCE CONTRACT AMENDMENT

1. AMENDMENT NUMBER:	2. CONTRACT NO.:	3. EFFECTIVE DATE OF AMENDMENT:	4. PROGRAM

12	YH14-0001-07	October 1, 2014	DHCM - ACUTE

5.	CONTRACTOR’S NAME AND ADDRESS:

Health Choice Arizona

410 N. 44th Street, Suite 900

Phoenix, AZ 85008

6.	PURPOSE: To retroactively amend select Capitation Rates for the month of October, 2014.

7.	THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS

Section 9010 of the Patient Protection and Affordable Care Act (ACA) requires that the Contractor pay a Health Insurer Assessment Fee (HIF) annually based on its respective market share of premium revenues from the preceding year (calendar year 2014 revenue). AHCCCS provides funding to the Contractor for the Health Insurer Assessment Fee and associated taxes subject to receipt and review of documentation from the Contractor as required by AHCCCS.

This contract amendment serves to retroactively adjust the October, 2014 prospective capitation rates to include the federal and state income taxes associated with the 2015 Health Insurer Assessment Fee, and amends the following sections of the contract:

•	Section B, Capitation Rates and Contractor Specific Information

Prospective Capitation Rates (Per Member — Per Month) revised for the month of October, 2014 as shown below

October 1, 2014 – October 31, 2014

	GSA 4		GSA 08		GSA 10		GSA 12
County	(Apache, Coconino, Mohave, Navajo)		(Gila, Pinal)		(Pima Only)		Maricopa
TANF/KC < 1	~~$~~	~~443.25~~ $604.01	~~$~~ $	~~476.54~~ 649.37	~~$~~ $	~~413.43~~ 563.37	~~$~~	~~484.48~~ $656.10
TANF/KC 1-13	~~$~~	~~102.51~~ $139.69	~~$~~ $	~~99.43~~ 135.49	~~$~~ $	~~83.68~~ 114.03	~~$~~	~~103.53~~ $141.08
TANF/KC 14-44 F	~~$~~	~~250.03~~ $340.71	~~$~~ $	~~259.30~~ 353.34	~~$~~ $	~~213.82~~ 291.37	~~$~~	~~230.96~~ $314.72
TANF/KC 14-44 M	~~$~~	~~168.67~~ $229.84	~~$~~ $	~~160.67~~ 218.94	~~$~~ $	~~130.98~~ 178.48	~~$~~	~~140.10~~ $190.91
TANF 45+	~~$~~	~~388.55~~ $529.47	~~$~~ $	~~443.32~~ 602.74	~~$~~ $	~~339.90~~ 463.17	~~$~~	~~399.04~~ $543.76
SSIW	~~$~~	~~106.36~~ $144.93	~~$~~ $	~~134.29~~ 182.99	~~$~~ $	~~105.33~~ 143.53	~~$~~	~~132.52~~ $180.58
SSIWO	~~$~~	~~876.16~~ $1193.92	~~$~~ $	~~714.07~~ 973.05	~~$~~ $	~~656.66~~ 894.81	~~$~~	~~759.13~~ $1034.45
*AHCCCS Care	~~$~~	~~403.17~~ $549.39	~~$~~ $	~~411.32~~ 560.50	~~$~~ $	~~326.32~~ 444.67	~~$~~	~~419.06~~ $571.04
**Newly Eligible Adults	~~$~~	~~313.93~~ $427.78	~~$~~ $	~~317.41~~ 432.53	~~$~~ $	~~268.00~~ 365.20	~~$~~	~~315.97~~ $430.56

*	This group was known as AHCCCS Care for the October 2014 capitation rate-setting; this is now referred to as Adult Group at or below 106% Federal Poverty Level (Adults </= 106%).
**	This group was known as Newly Eligible Adults for the October 2014 capitation rate-setting; this is now referred to as Adult Group above 106% Federal Poverty Level (Adults > 106%).

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM DIVISION OF BUSINESS AND FINANCE CONTRACT AMENDMENT

8.	EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE:	10. SIGNATURE OF AHCCCS CONTRACTING OFFICER:

TYPED NAME:	TYPED NAME:
MIKE UCHRIN	MEGGAN HARLEY

TITLE:	TITLE:
ADMINISTRATOR/CEO	PROCUREMENT MANAGER

DATE:	DATE:
12/2/15	11/16/2015

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